Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report of Kirkland’s, Inc. (the “Company”) on Form 10-K for the fiscal year ended February 3, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Amy E. Sullivan, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Amy E. Sullivan
Amy E. Sullivan
President, Chief Executive Officer and Director

March 29, 2024